UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2013

Consolidated Communications Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 17th Street, Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2013, the Company's board of directors elected Thomas A. Gerke, age 56, as a Class II Director of the Company, with a term to expire at the 2013 annual meeting of the Company's stockholders.

As a non-employee director, Mr. Gerke will participate in the Company's director compensation program. As of the date of Mr. Gerke's election, the compensation program is as follows: (1) $25,000 annual cash retainer; and (2) $1,250 for board meetings attended in person and $750 for committee meetings attended in person, with meeting fees halved for each board or board committee meeting attended by means of telephone conference call. The Company also reimburses all non-employee directors for reasonable expenses incurred to attend board or board committee meetings. In addition, Mr. Gerke will be eligible to receive an annual restricted share award pursuant to the Amended and Restated Consolidated Communications Holdings, Inc. 2005 Long-Term Incentive Plan. The number of shares will be determined by dividing $45,000 by the 20-day average closing price of the stock as of two trading days before the award date, and all of the restricted shares will vest on the December 5th following the date of the award.

Mr. Gerke has not yet been named as a member of any committee of the board of directors.

Item 7.01. Regulation FD Disclosure.

On February 21, 2013, the Company issued a press release announcing the election of Mr. Gerke as director.

The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 21, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Communications Holdings, Inc. (Registrant)
February 21, 2013 (Date)	/s/ STEVEN L. CHILDERS Steven L. Childers Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 21, 2013